Security Equity Fund

Security Income Fund

Security Large Cap Value Fund

Security Mid Cap Growth Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated January 27, 2014

to the Currently Effective Statements of Additional Information, as supplemented from time to time, for the Above-Listed Funds (the “Registrants”) and Their Underlying Series, except Guggenheim Alpha Opportunity Fund (the “Funds”)

This supplement provides additional information beyond that contained in the currently effective Statements of Additional Information (the “SAIs”) and should be read in conjunction with the SAIs.

At meetings of shareholders held on January 8, 2014 and January 24, 2014, shareholders of the Funds approved the reorganizations of the Funds from Kansas corporations to a Delaware statutory trust. After the close of business on January 27, 2014, the Funds, which are series of the Registrants, each a Kansas corporation, will reorganize with and into corresponding “shell” series (“New Funds”) of Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust (each a “Reorganization”).

Upon completion of each Reorganization, shareholders of the Funds will own shares of the corresponding class of the New Funds that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, the respective share classes of each New Funds will assume the performance, financial and other historical information of those of the corresponding Fund. Once each Reorganization is completed, the Funds will no longer be offered to the public as series of the Registrants, but investors will be permitted to invest in the New Funds of the Trust.

Please be advised that investors who place an order to purchase shares of a Fund on January 27, 2014 are expected to become shareholders of the corresponding class of the corresponding New Fund upon closing of the respective Reorganization.

Following each Reorganization, the New Funds will continue be registered under the Securities Act of 1933 (the records will be available under File No. 002-19458) and under the Investment Company Act of 1940 (the records will be available under File No. 811-01136).

Please Retain This Supplement for Future Reference

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